Exhibit 99.2

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 07-33849
JUDGE: CHIEF JUDGE DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE, EXCEPT FOR PENDING AND POTENTIAL MATERIAL ADJUSTMENTS TO ASSETS AND DEFERRED TAX LIABILITY BALANCES BASED UPON THE FINAL RESULTS OF THE 2007 THIRD QUARTER SEC FORM 10-Q REVIEW BY THE COMPANY AND ITS INDEPENDENT AUDITORS. AS OF THE DATE OF THIS MONTHLY OPERATING REPORT, A MATERIAL CHARGE TO RENTAL INVENTORY FOR A CHANGE IN ESTIMATED SALVAGE VALUE AND STORE LIQUIDATION-RELATED IMPAIRMENTS IS PENDING. IT IS UNCERTAIN WHETHER FURTHER ADJUSTMENTS ARE REQUIRED AND, IF REQUIRED, THE SIZE OF THE POTENTIAL ADJUSTMENTS. THIS DECLARATION IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ THOMAS JOHNSON, JR.	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

THOMAS JOHNSON, JR.	DECEMBER 28, 2007
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ SAMUEL A. PATTERSON	SENIOR VICE PRESIDENT - CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

SAMUEL A. PATTERSON	DECEMBER 28, 2007
PRINTED NAME OF PREPARER	DATE

CASE NAME: MOVIE GALLERY, INC. ET AL.	ACCRUAL BASIS - 1
CASE NUMBER: 07-33849

MOVIE GALLERY, INC.

(DEBTOR-IN-POSSESSION)

CONSOLIDATED BALANCE SHEET

(EXCLUDING INTERNATIONAL OPERATIONS)

AS OF DECEMBER 2, 2007

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Adjustments/ Elimination	Consolidated
	(Debtor)	(Debtors)		(Debtors)
ASSETS
Current assets:
Cash and cash equivalents	$7,239	$6,447	$—	$13,686
Merchandise inventory	157,134	29,843	—	186,977
Prepaid expenses	39,503	11,440	—	50,943
Store supplies and other	8,180	5,332	—	13,512

Total current assets	212,056	53,062	—	265,118
Rental inventory, net	178,172	125,271	—	303,443
Property, furnishings and equipment, net	69,867	53,402	—	123,269
Other intangibles, net	20,323	654	—	20,977
Deferred income tax asset, net	—	1,774	—	1,774
Deposits and other assets	3,563	33,318	—	36,881
Investment in subsidiaries	—	794,534	(777,515)	17,019

Total assets	$483,981	$1,062,015	$(777,515)	768,481

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current maturities of long-term obligations	$—	$873,500	$—	$873,500
Accounts payable	40,417	23,143	—	63,560
Intercompany payable	(164,314)	151,568	—	(12,746)
Accrued liabilities	41,491	22,720	—	64,211
Accrued payroll	22,180	11,726	—	33,906
Accrued interest	—	14,026	—	14,026
Deferred revenue	36,603	—	—	36,603

Total current liabilities	(23,623)	1,096,683	—	1,073,060
Other accrued liabilities	10,101	7,812	—	17,913

Total liabilities not subject to compromise	(13,522)	1,104,495	—	1,090,973
Liabilities subject to compromise
Accounts payable	22,160	9,748	—	31,908
Accrued liabilities	11,023	3,212	—	14,235
Accrued utilities	2,863	1,391	—	4,254
Accrued interest	25	16,385	—	16,410
Long-term obligations	454	322,552	—	323,006
Lease liability on closed stores	58,952	14,222	—	73,174

Total liabilities subject to compromise	95,477	367,510	—	462,987

Total liabilities	81,955	1,472,005	—	1,553,960

Stockholders’ deficit:
Preferred stock, $.10 par value; 2000 shares authorized, no shares issued or outstanding	—	—	—	—
Common stock, $.001 par value; 65,000 shares authorized, 32,275 shares issued and outstanding	1	32	(1)	32
Additional paid-in capital	1,092,281	199,602	(1,092,281)	199,602
Accumulated deficit	(690,256)	(616,996)	314,767	(992,485)
Accumulated other comprehensive income	—	7,372	—	7,372

Total stockholders’ deficit	402,026	(409,990)	(777,515)	(785,479)

Total liabilities and stockholders’ deficit	$483,981	$1,062,015	$(777,515)	$768,481

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-2A
CASE NUMBER: 07-33849

MOVIE GALLERY, INC.

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF OPERATIONS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD ENDED DECEMBER 2, 2007

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Revenue:
Rentals	$71,802	$46,043	—	$117,845
Product sales	55,009	5,222	—	60,231

	126,811	51,265	—	178,076

Cost of Sales:
Cost of rental revenues	26,551	15,028	—	41,579
Cost of product sales	43,484	4,340	—	47,824

	70,035	19,368	—	89,403

Gross profit	56,776	31,897	—	88,673
Operating costs and expenses:
Store operating expenses	69,539	33,592	—	103,131
General and administrative	6,835	3,695	—	10,530
Amortization of intangibles	225	34	—	259

	76,599	37,321	—	113,920

Operating income (loss)	(19,823)	(5,424)	—	(25,247)
Interest expense, net	7	9,541	—	9,548
Intercompany interest expense, net	637	(637)		—

Income (loss) before reorganization items and income taxes	(20,467)	(14,328)	—	(34,795)
Reorganization items, net	(62,436)	(8,803)	—	(71,239)

Income (loss) before income taxes	41,969	(5,525)	—	36,444
Income taxes (benefit)	5	—	—	5

Net income (loss)	$41,964	$(5,525)	$—	$36,439

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-1B
CASE NUMBER: 07-33849

MOVIE GALLERY, INC.

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF OPERATIONS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD OCTOBER 16, 2007 TO DECEMBER 2, 2007

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Revenue:
Rentals	$125,242	$78,065	—	$203,307
Product sales	82,293	9,716	—	92,009

	207,535	87,781	—	295,316

Cost of Sales:
Cost of rental revenues	53,289	27,750	—	81,039
Cost of product sales	64,891	8,065	—	72,956

	118,180	35,815	—	153,995

Gross profit	89,355	51,966	—	141,321
Operating costs and expenses:
Store operating expenses	201,897	65,274	—	267,171
General and administrative	10,490	6,137	—	16,627
Amortization of intangibles	353	55	—	408

	212,740	71,466	—	284,206

Operating income (loss)	(123,385)	(19,500)	—	(142,885)
Interest expense, net	6	18,245	—	18,251
Intercompany interest expense, net	1,230	(1,230)		—

Income (loss) before reorganization items and income taxes	(124,621)	(36,515)	—	(161,136)
Reorganization items, net	(71,122)	(9,312)	—	(80,434)

Income (loss) before income taxes	(53,499)	(27,203)	—	(80,702)
Income taxes (benefit)	5	—	—	5

Net income (loss)	$(53,504)	$(27,203)	$—	$(80,707)

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-3A
CASE NUMBER: 07-33849

MOVIE GALLERY, INC

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD ENDED DECEMBER 2, 2007

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Adjustments/ Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Operating activities
Net income (loss)	$41,964	$(5,525)	—	$36,439
Adjustments to reconcile net income to net cash provided by operating activities
Rental inventory amortization	21,030	11,691	—	32,721
Purchases of rental inventory	(21,232)	(13,049)	—	(34,281)
Purchases of rental inventory-base stock	(23)	—	—	(23)
Reorganization items, net	(62,436)	(12,660)	—	(75,096)
Depreciation and intangibles amortization	3,061	1,613	—	4,674
Loss on closed store write-offs	7	8		15
Amortization of debt issuance cost	—	837	—	837
Changes in operating assets and liabilities
Merchandise inventory	(16,740)	(3,148)	—	(19,888)
Other current assets	15,588	4,112	—	19,700
Deposits and other assets	(1,362)	(231)	—	(1,593)
Accounts payable	9,696	(472)	—	9,224
Accrued interest	—	2,645	—	2,645
Lease liability on closed stores	9,944	5,807	—	15,751
Other accrued liabilities and deferred revenue	4,306	3,084	—	7,390

Net cash used by operating activities	3,803	(5,288)	—	(1,485)

Investing activities
Purchases of property, furnishings and equipment, net	(415)	(36)	—	(451)
Investment in subsidiaries	—	(4)	—	(4)

Net cash provided by investing activities	(415)	(40)	—	(455)

Financing activities
Change in intercompany receivable	(3,777)	2,822	—	(955)

Net cash provided by financing activities	(3,777)	2,822	—	(955)

Increase (decrease) in cash and cash equivalents	(389)	(2,506)	—	(2,895)
Cash and cash equivalents at beginning of period	7,628	8,953	—	16,581

Cash and cash equivalents at end of period	$7,239	$6,447	—	$13,686

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-3B
CASE NUMBER: 07-33849

MOVIE GALLERY, INC

(DEBTOR-IN-POSSESSION)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXCLUDING INTERNATIONAL OPERATIONS)

FOR THE PERIOD OCTOBER 16, 2007 TO DECEMBER 2, 2007

(UNAUDITED, IN THOUSANDS)

	Hollywood Entertainment	Movie Gallery	Adjustments/ Eliminations	Consolidated
	(Debtor)	(Debtors)		(Debtors)
Operating activities
Net income (loss)	$(53,504)	$(27,203)	—	$(80,707)
Adjustments to reconcile net income to net cash provided by operating activities
Rental inventory amortization	40,549	20,465	—	61,014
Purchases of rental inventory	(37,613)	(26,597)	—	(64,210)
Purchases of rental inventory-base stock	(64)	—	—	(64)
Reorganization items, net	(71,122)	(15,844)	—	(86,966)
Depreciation and intangibles amortization	4,832	2,554	—	7,386
Loss on closed store write-offs	12	17		29
Amortization of debt issuance cost	—	1,321	—	1,321
Write off of debt issuance cost	—	2,006	—	2,006
Changes in operating assets and liabilities
Merchandise inventory	(22,287)	(4,650)	—	(26,937)
Other current assets	(13,207)	(617)	—	(13,824)
Deposits and other assets	(1,363)	(511)	—	(1,874)
Accounts payable	14,183	2,429	—	16,612
Accrued interest	—	1,551	—	1,551
Lease liability on closed stores	113,307	24,400	—	137,707
Other accrued liabilities and deferred revenue	872	4,654	—	5,526

Net cash used by operating activities	(25,405)	(16,025)	—	(41,430)

Investing activities
Purchases of property, furnishings and equipment, net	(520)	(40)	—	(560)
Investment in subsidiaries	—	(4)	—	(4)

Net cash provided by investing activities	(520)	(44)	—	(564)

Financing activities
Change in intercompany receivable	9,336	(11,648)	—	(2,312)
Net borrowings(repayments) on revolving credit facilities	—	(92,478)	—	(92,478)
Long term debt financing fees	—	(3,389)	—	(3,389)
Proceeds from the issuance of DIP credit facility	—	100,000	—	100,000

Net cash provided by financing activities	9,336	(7,515)	—	1,821

Increase (decrease) in cash and cash equivalents	(16,589)	(23,584)	—	(40,173)
Cash and cash equivalents at beginning of period	23,828	30,031	—	53,859

Cash and cash equivalents at end of period	$7,239	$6,447	—	$13,686

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-4
CASE NUMBER: 07-33849

ACCOUNTS RECEIVABLE AGING (1)	SCHEDULE AMOUNT	10/16/2007 11/4/2007	11/5/2007 to 12/2/2007	MONTH
1. 0-30		6,570,455	3,421,756
2. 31-60		126,750	379,467
3. 61-90		352,746	431,399
4. 91+		1,951,799	2,045,334
5. TOTAL ACCOUNTS RECEIVABLE		9,001,750	6,277,956
6. AMOUNT CONSIDERED UNCOLLECTIBLE		411,750	318,000
7. ACCOUNTS RECEIVABLE (NET)		8,590,000	5,959,956

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	—	—	—	—	—
2. STATE	13,042,254	—	—	—	13,042,254
3. LOCAL	933,426	1,784,687	377,377	2,719,261	5,814,751
4. OTHER (ATTACH LIST) - SEE EXHIBIT A	—	—	—	1,191,207	1,191,207
5. TOTAL TAXES PAYABLE	13,975,680	1,784,687	377,377	3,910,468	20,048,212
6. ACCOUNTS PAYABLE	7,358,689	6,959,440	2,915,277	(192,443)	17,040,963

STATUS OF POSTPETITION TAXES	MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	1,498,136	2,877,285	2,542,807	1,832,614
2. FICA-EMPLOYEE	1,460,525	2,498,107	2,477,309	1,481,323
3. FICA-EMPLOYER	1,465,015	2,505,199	2,477,312	1,492,902
4. UNEMPLOYMENT	61,539	103,219	98,950	65,808
5. INCOME	—			—
6. OTHER (ATTACH LIST) - SEE EXHIBIT A	—			—
7. TOTAL FEDERAL TAXES	4,485,215	7,983,810	7,596,378	4,872,647
STATE AND LOCAL
8. WITHHOLDING	480,125	848,473	808,969	519,629
9. SALES	12,874,163	12,100,089	11,931,995	13,042,257
10. EXCISE	—	—	—	—
11. UNEMPLOYMENT	184,740	292,794	302,432	175,102
12. REAL PROPERTY	—	—	—	—
13. PERSONAL PROPERTY	5,681,067	540,897	407,213	5,814,751
14. OTHER (ATTACH LIST) - See EXHIBIT A	660,157	32,897	69,568	623,486
15. TOTAL STATE & LOCAL	19,880,252	13,815,150	13,520,177	20,175,225
16. TOTAL TAXES	24,365,467	21,798,960	21,116,555	25,047,872

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT A
CASE NUMBER: 07-33849

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. STATE AND LOCAL INCOME TAXES (1)	—	—	—	1,191,207	1,191,207
2 TOTAL OTHER TAXES PAYABLE	—	—	—	1,191,207	1,191,207

STATUS OF POSTPETITION TAXES	MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

STATE AND LOCAL	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
8. STATE AND LOCAL INCOME TAXES	1,179,041	—	112,729	1,066,312
9. FRANCHISE TAXES	(541,781)	—	(77,239)	(619,020)
10. OTHER LOCAL PAYROLL TAXES	22,897	32,897	34,078	21,716
11.	—	—	—	—
12.	—	—	—	—
13.	—	—	—	—
14.	—	—	—	—
15. TOTAL OTHER STATE & LOCAL	660,157	32,897	69,568	623,486

NOTES:

(1)	MAJORITY OF PAYABLE IS FOR TEXAS MARGIN TAX DUE IN MAY 2008.

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-5
CASE NUMBER: 07-33849

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

	Account #1	Account #2	Account #3	TOTAL
	See Exhibit B
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS				$6,511,103
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS

CASH

12. CURRENCY ON HAND	2,970,992
13. TOTAL CASH - END OF MONTH (1)	9,482,095

NOTES:

(1)	THE DIFFERENCE BETWEEN CASH AS REPORTED WITHIN ACCRUAL BASIS-5 AND CASH AS REPORTED WITHIN THE ACCRUAL BASIS-1 BALANCE SHEET IS DUE TO A GAAP ACCOUNTING ADJUSTMENT TO RECLASSIFY AS A LIABILITY THE OUTSTANDING CHECKS IN EXCESS OF THE BOOK CASH BALANCE OF THE COMPANY’S CASH CONCENTRATION ACCOUNTS AS OF THE BALANCE SHEET DATE.

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
100	Huntington Bank	01059732852	HEC	Store Depository	$—	$—	11/30/07	Y
104	Main Office Deposit & AR Sublease	2382902533	HEC	Sub Section of BofA Concentration	$—	$—	12/02/07	Y
108	Middlesex	800203998	HEC	Store Depository	$1,833.87	$4,037.16	11/30/07	Y
110	BofA - Payroll Direct Deposit	2382005531	HEC	BofA - Payroll Direct Deposit	$565,317.08	$565,708.56	12/02/07	Y
112	BofA - Payroll Checks	1498000904	HEC	BofA - Payroll Checks	$1,067,933.42	$(263,099.92)	12/02/07	Y
119	LaSalle Bank, Illinois	5200625431	HEC	Store Depository	$24,205.45	$82,020.12	11/30/07	Y
120	B of A (Company 01)	2382902533	HEC	Store Depository	$—	$5,046,078.91	11/30/07	Y
120	BofA - Concentration (Co 02)	2382902533	HEC	BofA - Concentration (Co 02)	$—	$—	12/02/07	Y
121	Harris Bank, Illinois	2900686	HEC	Store Depository	$9,646.00	$31,534.20	11/30/07	Y
127	Franklin Bank	1001159	HEC	Store Depository	$1,729.65	$3,900.34	11/30/07	Y
131	Citizens Bank, Michigan	4513545758	HEC	Store Depository	$18,141.11	$33,146.56	11/30/07	Y
132	Citizens Bank of RI	11124504	HEC	Store Depository	$41,947.78	$151,749.61	11/30/07	Y
133	North Fork Bank	4514005562	HEC	Store Depository	$6,891.32	$19,870.84	12/02/07	Y
135	M&I Bank, Wisconsin	4336442	HEC	Store Depository	$13,249.11	$59,204.55	11/30/07	Y
137	Pacific Western	43507850	HEC	Store Depository	$2,104.60	$7,588.31	11/30/07	Y
139	Sovereign Bank	71100001172	HEC	Store Depository	$11,211.33	$46,241.55	11/30/07	Y
144	Midsouth Bank	1148257	HEC	Store Depository	$1,515.18	$4,910.55	12/02/07	Y
148	US Bank	153910004693	HEC	Store Depository	$97,552.82	$361,222.83	11/30/07	Y
149	Mutual Federal Savings	0628021046	HEC	Store Depository	$2,418.27	$6,851.46	11/30/07	Y
151	CapitalOne	2080744326	HEC	Store Depository	$8,202.96	$25,262.13	11/30/07	Y
152	BancFirst Loyal	0011072148	HEC	Store Depository	$21.67	$21.67	11/30/07	Y
153	Century National Bank	1471022798	HEC	Store Depository	$2,042.38	$5,574.21	11/30/07	Y
154	Rockland Trust	2922001876	HEC	Store Depository	$1,825.98	$4,582.09	12/02/07	Y
165	Huntington Bank, Ohio	1088127797	HEC	Store Depository	$12,239.77	$47,806.59	11/30/07	Y
170	BofA-Washington	67622118	HEC	Store Depository	$1,937.74	$(24,218.17)	11/30/07	Y
181	BofA -Disbursement Funding	485000805202	HEC	BofA -Disbursement Funding	$—	$—	12/02/07	Y
182	BofA -Pledged Conc.	485000805215	HEC	BofA -Pledged Conc.	$3,005,866.30	$3,005,866.30	12/02/07	Y
210	B of A Texas	1861072297	HEC	Store Depository	$2,893.76	$(1,016.96)	11/30/07	Y
235	Wachovia Bank	2092205280	HEC	Store Depository	$—	$535,377.50	11/30/07	Y
236	Wachovia - Concentration	2000032599383	HEC	Wachovia - Concentration	$2,352,476.62	$2,352,476.62	12/02/07	Y
240	IBOC	709155901	HEC	Store Depository	$30,136.64	$129,654.34	11/30/07	Y
270	BofA California	1498000503	HEC	Store Depository	$9,610.04	$(97,082.90)	11/30/07	Y
273	American Comm. Bank	103029776	HEC	Store Depository	$1,493.08	$2,999.71	11/30/07	Y
285	HSBC	321278593	HEC	Store Depository	$51,672.76	$217,287.08	11/30/07	Y
290	B of A Nevada	270062672	HEC	Store Depository	$4,385.29	$(68,997.69)	11/30/07	Y
295	Nevada State Bank	532005659	HEC	Store Depository	$2,054.84	$5,585.42	11/30/07	Y
315	Bank of Castile	915103559	HEC	Store Depository	$40.10	$(1,028.63)	11/30/07	Y
325	Regions Bank	4000021727	HEC	Store Depository	$81,044.33	$263,953.98	11/30/07	Y
340	BofA Arizona	412740375	HEC	Store Depository	$6,965.80	$(52,594.08)	11/30/07	Y
350	US Bank	173100524557	HEC	Store Depository	$46,905.35	$174,520.96	11/30/07	Y
365	BofA - Credit Cards	2801700610	HEC	BofA - Credit Cards	$—	$10,104,196.42	12/02/07	Y
365	AMEX - Credit Cards	2801700610	HEC	AMEX - Credit Cards	$—	$556,156.68	12/02/07	Y
365	Discover - Credit Cards	2801700610	HEC	Discover - Credit Cards	$—	$417,953.44	12/02/07	Y
395	United Health Care	475-037170	HEC	Health Care Funding	$302,670.24	$302,860.97	12/02/07	Y
396	UHC Flex	475-037723	HEC	Health Care Funding	$933.33	$933.33	12/02/07	Y
460	LaSalle Bank Midwest	6856264251	HEC	Store Depository	$28,970.46	$118,017.06	11/30/07	Y
470	Key Bank	35968155	HEC	Store Depository	$93,172.98	$322,067.11	11/30/07	Y
510	Comerica Bank	1850350362	HEC	Store Depository	$11,848.54	$50,656.34	11/30/07	Y
535	Zions Bank	2233153	HEC	Store Depository	$10,577.19	$27,490.88	11/30/07	Y
591	BofA - Marvin Poer	480106155	HEC	Property Tax	$—	$—	12/02/07	Y
598	BofA - Disbursement	480106139	HEC	Dormant Disbursement Acct	$—	$(68,458.51)	12/02/07	Y
599	Wachovia - Accounts Payable	2079900546570	HEC	Wachovia - Accounts Payable	$—	$(27,040,496.31)	12/02/07	Y
601	Wells - EBMS Disbursement	9600028972	HEC	Former Health Care Funding Acct.	$—	$(125,083.01)	12/02/07	Y
607	Richmond County Savings	562051167	HEC	Store Depository	$35.00	$35.00	11/30/07	Y
617	Kentucky Bank	34746	HEC	Store Depository	$2,718.12	$9,167.71	11/30/07	Y
622	Fifth Third Bank	99942558	HEC	Store Depository	$60,888.78	$385,318.06	11/30/07	Y
625	Wells Fargo	9440101371	HEC	Store Depository	$115,677.93	$469,492.68	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
635	Wells Fargo Bank	0600017594	HEC	Store Depository	$105,762.01	$400,127.08	11/30/07	Y
641	SunTrust Bank	706090934	HEC	Store Depository	$7,945.09	$30,317.45	11/30/07	Y
647	TCF National Bank, Illinois	1862514480	HEC	Store Depository	$28,720.72	$110,178.55	11/30/07	Y
652	Skylands Comm Bank	206000154	HEC	Store Depository	$2,673.96	$9,723.71	11/30/07	Y
662	Bank North	89761003	HEC	Store Depository	$4,079.19	$16,643.67	11/30/07	Y
668	National City - Returned Checks	300000438	HEC	National City - Returned Checks	$911.78	$1,000.00	12/02/07	Y
669	National City - Returned Chks	564858	HEC	National City - Returned Chks	$15,248.29	$15,000.00	12/02/07	Y
675	PNC Bank	0001988903	HEC	Store Depository	$72,286.86	$269,259.36	11/30/07	Y
695	UMB Bank, Colorado	6970642620	HEC	Store Depository	$3,673.00	$13,216.71	11/30/07	Y
705	NCB, Michigan/Illinois	7134011225	HEC	Store Depository	$115,679.71	$443,986.86	11/30/07	Y
765	1st National Bank of Texas	11101331	HEC	Store Depository	$13,236.48	$46,800.74	11/30/07	Y
780	MB Financial	107951400	HEC	Store Depository	$14,542.33	$57,534.84	11/30/07	Y
785	Sovereign Bank	3391726733	HEC	Store Depository	$8,494.78	$33,413.65	11/30/07	Y
790	Bank of America	3250356401	HEC	Store Depository	$1,450.40	$(20,926.67)	11/30/07	Y
791	M&T Bank	9842983364	HEC	Store Depository	$2,904.40	$9,146.83	11/30/07	Y
850	Regions Bank	5001137537	HEC	Store Depository	$33,863.65	$120,678.26	11/30/07	Y
875	Bank of America	80473428	HEC	Store Depository	$17,496.79	$(396,028.21)	11/30/07	Y
910	Commerce Bank	290068462	HEC	Store Depository	$10,059.13	$27,706.24	11/30/07	Y
917	First Financial Bank	243728	HEC	Store Depository	$50.00	$50.00	12/02/07	Y
920	Wells Fargo Bank	4375674967	HEC	Store Depository	$117,145.99	$508,991.89	11/30/07	Y
930	Wachovia - Property Tax	2000032624083	HEC	Wachovia - Property Tax	$—	$(59,204.75)	12/02/07	Y
0051.080	MGA Realty I, LLC	2000688068200	MG Realty	MGA Realty	$—	$—	12/02/07	Y
0050.001	Citibank	328108367	MGUS	Store Depository	$13,797.30	$54,396.30	11/30/07	Y
0050.002	Liberty Bank of Arkansas	24000841	MGUS	Store Depository	$1,789.44	$4,265.49	12/02/07	Y
0050.003	1st Bank and Trust	746969	MGUS	Store Depository	$1,261.15	$3,641.94	11/30/07	Y
0050.004	Glacier Bank	821535	MGUS	Store Depository	$1,550.75	$4,604.20	12/02/07	Y
0050.005	1st Community Bank	74138	MGUS	Store Depository	$1,397.31	$2,786.77	11/30/07	Y
0050.006	1st Louisiana National Bank	703982	MGUS	Store Depository	$1,771.09	$5,488.61	11/30/07	Y
0050.007	First Community Bank	3506	MGUS	Store Depository	$2,178.96	$4,156.69	11/30/07	Y
0050.008	Aliant Bank	55057519	MGUS	Store Depository	$1,307.25	$2,702.14	11/30/07	Y
0050.009	Alma Exchange Bank & Trust	24761	MGUS	Store Depository	$2,070.33	$4,299.76	12/02/07	Y
0050.011	American Bank	1302344483	MGUS	Store Depository	$1,868.99	$7,174.19	11/30/07	Y
0050.012	American Bank	7048890	MGUS	Store Depository	$1,475.35	$3,829.74	11/30/07	Y
0050.013	American Heritage Bank	2200121788	MGUS	Store Depository	$1,781.14	$2,778.76	12/02/07	Y
0050.015	American State Bank	10061840	MGUS	Store Depository	$2,955.47	$14,208.08	12/02/07	Y
0050.016	AmSouth / Regions	34462228	MGUS	Store Depository	$14,667.49	$36,830.87	11/30/07	Y
0050.017	Anchor Bank	218878	MGUS	Store Depository	$1,228.12	$2,881.60	11/30/07	Y
0050.018	Anchor Bank	4118002515	MGUS	Store Depository	$5,702.34	$19,999.66	11/30/07	Y
0050.020	Anna State Bank	394823	MGUS	Store Depository	$2,016.55	$4,459.63	11/30/07	Y
0050.021	Armed Forces Bank	4774825	MGUS	Store Depository	$983.39	$2,229.68	11/30/07	Y
0050.023	Austin Bank Texas	2300007719	MGUS	Store Depository	$2,086.33	$7,596.33	11/30/07	Y
0050.024	BancFirst	11311435	MGUS	Store Depository	$2,846.32	$11,515.00	11/30/07	Y
0050.025	BancorpSouth	6400045271	MGUS	Store Depository	$24,971.61	$90,949.82	11/30/07	Y
0050.026	Bangor Savings Bank	2010032282	MGUS	Store Depository	$5,094.61	$17,148.20	11/30/07	Y
0050.027	Bank Iowa	642504	MGUS	Store Depository	$1,829.63	$6,801.82	12/02/07	Y
0050.028	Bank Midwest	2930032792	MGUS	Store Depository	$4,922.89	$20,683.52	11/30/07	Y
0050.030	Bank of America	3446414707	MGUS	Store Depository	$145,013.68	$605,240.01	11/30/07	Y
0050.031	Bank of Chickamauga	14126	MGUS	Store Depository	$2,412.56	$3,728.51	12/02/07	Y
0050.034	Colony Bank	50055110	MGUS	Store Depository	$3,892.35	$13,637.01	11/30/07	Y
0050.035	Ga Bk of Dawson/Bk of Early	824540	MGUS	Store Depository	$1,579.16	$3,761.68	11/30/07	Y
0050.037	Bank of Hanover	157929	MGUS	Store Depository	$1,205.56	$3,174.85	11/30/07	Y
0050.041	Bank of Magnolia	2007088	MGUS	Store Depository	$1,845.99	$4,116.50	11/30/07	Y
0050.043	Bank of Morton	6013841	MGUS	Store Depository	$—	$11,411.69	11/30/07	Y
0050.044	First National Bank of Nevada	2302993	MGUS	Store Depository	$2,085.91	$3,412.50	11/30/07	Y
0050.045	EVB	400047039	MGUS	Store Depository	$3,190.83	$11,067.89	11/30/07	Y
0050.046	Bank of Odessa	47775	MGUS	Store Depository	$2,158.91	$4,831.00	11/30/07	Y
0050.047	Bank of Ohio County	9709	MGUS	Store Depository	$1,626.53	$5,239.98	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.048	Bank of Pocahontas	6037232	MGUS	Store Depository	$1,549.56	$3,890.19	11/30/07	Y
0050.050	Bank of the Ozarks	240018242	MGUS	Store Depository	$1,609.09	$5,324.72	12/02/07	Y
0050.051	Bank of the West	110006210	MGUS	Store Depository	$9,244.71	$31,050.71	11/30/07	Y
0050.053	Bank of Whitman	1550003	MGUS	Store Depository	$1,872.46	$3,486.87	11/30/07	Y
0050.058	TD BankNorth	5240890683	MGUS	Store Depository	$6,421.66	$19,277.57	11/30/07	Y
0050.059	Banterra Bank	6189121	MGUS	Store Depository	$4,204.53	$14,899.08	11/30/07	Y
0050.061	BB&T	5196593251	MGUS	Store Depository	$109,600.08	$304,112.27	11/30/07	Y
0050.063	BC National Bank	422448	MGUS	Store Depository	$1,020.21	$2,760.90	11/30/07	Y
0050.066	Seacoast National Bank	232157	MGUS	Store Depository	$2,866.57	$10,939.50	11/30/07	Y
0050.067	Blue Ball National Bank	7335989	MGUS	Store Depository	$1,401.42	$4,938.90	11/30/07	Y
0050.068	Camden National Bank	90704000453	MGUS	Store Depository	$1,663.33	$5,340.36	12/02/07	Y
0050.069	Canandaigua National Bank	1101350422	MGUS	Store Depository	$1,587.02	$5,306.84	11/30/07	Y
0050.070	Capital City Bank	6802346401	MGUS	Store Depository	$8,104.40	$24,847.33	11/30/07	Y
0050.073	Carolina First	7100221535	MGUS	Store Depository	$1,541.66	$3,307.11	11/30/07	Y
0050.074	Carthage Bank/Heritage Banking Group	6627061	MGUS	Store Depository	$2,198.55	$4,017.48	11/30/07	Y
0050.075	Central Bank	534560	MGUS	Store Depository	$1,397.38	$4,194.22	11/30/07	Y
0050.076	Central Bank	113824	MGUS	Store Depository	$1,814.71	$7,345.95	11/30/07	Y
0050.077	Central National Bank/(UMB)	601286827	MGUS	Store Depository	$(7.88)	$(311.32)	11/30/07	Y
0050.079	Century Bank	848556	MGUS	Store Depository	$1,397.43	$3,423.22	11/30/07	Y
0050.083	Citizens & Savings Bank	19212424	MGUS	Store Depository	$2,379.05	$8,949.87	11/30/07	Y
0050.085	Citizens & Farmers Bank	7800450001	MGUS	Store Depository	$2,027.09	$6,442.98	11/30/07	Y
0050.086	Citizens Bank & Trust	33189	MGUS	Store Depository	$12,425.32	$14,120.67	11/30/07	Y
0050.089	Citizens Bank	6101648374	MGUS	Store Depository	$—	$—	10/26/07	Y
0050.091	Citizens Bank	561843	MGUS	Store Depository	$2,448.82	$(7,907.73)	11/30/07	Y
0050.093	Citizens Bank	14266	MGUS	Store Depository	$1,912.39	$3,940.68	11/30/07	Y
0050.096	Citizens Bank & Trust	116178	MGUS	Store Depository	$2,156.49	$4,385.23	12/02/07	Y
0050.099	Citizens Bank-Geneva	13226	MGUS	Store Depository	$1,949.13	$4,294.30	11/30/07	Y
0050.101	Citizens National Bank	101384824	MGUS	Store Depository	$1,712.66	$3,051.10	11/30/07	Y
0050.102	Citizens National Bank	2048494	MGUS	Store Depository	$2,641.71	$9,638.56	11/30/07	Y
0050.103	Citizens State Bank	2714327	MGUS	Store Depository	$1,987.46	$3,736.96	11/30/07	Y
0050.106	Citizens Tri-County Bank	2209411	MGUS	Store Depository	$2,358.71	$4,523.18	11/30/07	Y
0050.107	Mercantile Bank	7600018558	MGUS	Store Depository	$1,520.57	$2,994.67	11/30/07	Y
0050.108	City National Bank	8002059213	MGUS	Store Depository	$3,489.73	$10,655.62	11/30/07	Y
0050.110	Claxton Bank	133236	MGUS	Store Depository	$2,023.11	$4,888.86	11/30/07	Y
0050.111	Clinton National Bank	207020	MGUS	Store Depository	$—	$—	11/30/07	Y
0050.113	Colonial Bank	8041936793	MGUS	Store Depository	$7,350.17	$27,133.33	11/30/07	Y
0050.114	Colorado Valley Bank	11100	MGUS	Store Depository	$1,863.03	$4,550.60	11/30/07	Y
0050.115	Comerica Bank	1850734847	MGUS	Store Depository	$1,733.23	$4,483.57	11/30/07	Y
0050.117	Commerce Bank	93011437	MGUS	Store Depository	$1,465.27	$4,122.20	12/02/07	Y
0050.118	Commercial Savings Bank	323089	MGUS	Store Depository	$1,830.38	$5,915.33	11/30/07	Y
0050.119	Commercial State Bank	163981101	MGUS	Store Depository	$1,760.96	$6,093.40	11/30/07	Y
0050.125	Community National Bank	128686	MGUS	Store Depository	$1,565.25	$3,135.33	11/30/07	Y
0050.126	Community National Bank	18090	MGUS	Store Depository	$1,959.84	$4,324.62	11/30/07	Y
0050.127	Community National Bank	1010001868	MGUS	Store Depository	$1,952.88	$7,207.04	11/30/07	Y
0050.131	Community Trust Bank	4000947869	MGUS	Store Depository	$3,684.61	$14,339.56	11/30/07	Y
0050.132	Compass Bank	14592180	MGUS	Store Depository	$10,610.67	$37,869.08	11/30/07	Y
0050.134	Corner Bank	3511340	MGUS	Store Depository	$3,106.43	$11,900.91	12/02/07	Y
0050.135	Cornerstone National Bank	364711	MGUS	Store Depository	$1,750.95	$3,963.21	11/30/07	Y
0050.136	County Bank	1350590339	MGUS	Store Depository	$1,376.82	$3,740.71	11/30/07	Y
0050.140	Croghan Colonial Bank	1002902	MGUS	Store Depository	$1,926.60	$5,104.41	11/30/07	Y
0050.142	Cumberland Valley National Bank	4006321	MGUS	Store Depository	$1,619.33	$3,109.81	11/30/07	Y
0050.143	Darby Bank & Trust	1105880	MGUS	Store Depository	$1,578.57	$3,301.20	11/30/07	Y
0050.144	DeWitt Bank & Trust	1503283	MGUS	Store Depository	$2,208.01	$4,665.38	11/30/07	Y
0050.147	Exchange Bank	171022528	MGUS	Store Depository	$886.42	$2,784.81	11/30/07	Y
0050.148	Citizens Bank	4518653979	MGUS	Store Depository	$1,458.42	$4,484.96	11/30/07	Y
0050.149	Farmers & Merchants	313548	MGUS	Store Depository	$2,472.65	$5,344.79	12/02/07	Y
0050.150	Fairfield National Bank	5035570	MGUS	Store Depository	$1,779.32	$4,995.85	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.151	Farmers & Merchants Bank	7746101	MGUS	Store Depository	$1,639.46	$3,667.34	11/30/07	Y
0050.152	Farmers & Merchants Bank	900009879	MGUS	Store Depository	$1,690.94	$3,596.28	11/30/07	Y
0050.153	Farmers and Merchants Bank	405044901	MGUS	Store Depository	$1,557.36	$5,939.46	12/02/07	Y
0050.154	Farmers Bank and Trust	155268	MGUS	Store Depository	$1,525.83	$4,707.79	11/30/07	Y
0050.155	Farmers Bank	47813	MGUS	Store Depository	$2,650.38	$8,003.17	11/30/07	Y
0050.156	Fifth Third Bank	99961425	MGUS	Store Depository	$45,804.19	$153,745.64	11/30/07	Y
0050.157	First American Bank	10511141	MGUS	Store Depository	$2,008.80	$7,815.38	11/30/07	Y
0050.158	First American Bank	11174737	MGUS	Store Depository	$2,201.99	$5,655.72	11/30/07	Y
0050.159	First Bank	571001734	MGUS	Store Depository	$6,033.67	$14,844.05	11/30/07	Y
0050.160	First Bank	44210	MGUS	Store Depository	$1,235.80	$3,152.10	11/30/07	Y
0050.161	First Bank	3007739	MGUS	Store Depository	$1,948.08	$5,000.13	11/30/07	Y
0050.163	First Bank & Trust	1056697	MGUS	Store Depository	$1,805.52	$3,401.54	11/30/07	Y
0050.164	First Bank At Farmersville	36536	MGUS	Store Depository	$1,415.67	$3,261.38	11/30/07	Y
0050.165	First Bank Clewiston	3001010106	MGUS	Store Depository	$—	$3.00	12/02/07	Y
0050.166	Frontier National Bank	86017926	MGUS	Store Depository	$1,966.40	$5,428.11	11/30/07	Y
0050.168	First Charter Bank	170245914	MGUS	Store Depository	$1,314.35	$2,743.81	12/02/07	Y
0050.169	First Citizens Bank	2982394816	MGUS	Store Depository	$2,103.90	$5,825.97	11/30/07	Y
0050.170	First Citizens Bank & Trust	710001217301	MGUS	Store Depository	$5,268.50	$14,894.43	11/30/07	Y
0050.171	First Citizens National Bank	606091902	MGUS	Store Depository	$2,057.52	$3,683.36	12/02/07	Y
0050.172	First City Bank	96490	MGUS	Store Depository	$1,408.97	$2,696.65	11/30/07	Y
0050.173	First Community Bank	173851	MGUS	Store Depository	$1,613.68	$4,933.53	11/30/07	Y
0050.174	First Convenience Bank	462541962	MGUS	Store Depository	$2,874.96	$8,754.13	11/30/07	Y
0050.175	First Federal Bank	263316137	MGUS	Store Depository	$1,379.12	$3,509.21	11/30/07	Y
0050.177	First Federal Savings	39132065405	MGUS	Store Depository	$2,508.43	$5,276.48	11/30/07	Y
0050.178	First Fidelity	2000529380	MGUS	Store Depository	$1,647.35	$3,680.21	12/02/07	Y
0050.179	First Financial Bank	76831030203	MGUS	Store Depository	$9,659.85	$11,830.33	11/30/07	Y
0050.181	The National Bank	1109156	MGUS	Store Depository	$2,246.07	$8,480.14	11/30/07	Y
0050.182	First Interstate Bank	2309793798	MGUS	Store Depository	$2,362.44	$9,609.91	11/30/07	Y
0050.183	First Kansas Bank & Trust	24155	MGUS	Store Depository	$1,593.82	$5,797.25	11/30/07	Y
0050.184	First Liberty Bank	88013	MGUS	Store Depository	$1,716.98	$3,583.18	12/02/07	Y
0050.185	First Lockhart National Bank	22497	MGUS	Store Depository	$2,583.83	$8,292.07	11/30/07	Y
0050.186	First National Bank	1023128	MGUS	Store Depository	$1,624.79	$5,124.74	11/30/07	Y
0050.187	First Neighborhood Bank	1845257112	MGUS	Store Depository	$1,890.24	$4,173.22	11/30/07	Y
0050.188	Bank First National - Manitowoc	67040523	MGUS	Store Depository	$1,608.51	$4,581.15	11/30/07	Y
0050.190	First National Bank	66710	MGUS	Store Depository	$1,923.43	$4,006.60	11/30/07	Y
0050.191	First National Bank	133051	MGUS	Store Depository	$1,806.04	$4,151.38	11/30/07	Y
0050.192	First National Bank	144347	MGUS	Store Depository	$2,219.77	$5,030.95	11/30/07	Y
0050.194	First National Bank of Eastern Arkansas	191450	MGUS	Store Depository	$—	$(91.63)	12/02/07	Y
0050.197	First National Bank	262471	MGUS	Store Depository	$1,927.64	$4,649.49	11/30/07	Y
0050.198	First National Bank	4820749201	MGUS	Store Depository	$40.00	$40.00	11/30/07	Y
0050.199	First National Bank & Trust	158275	MGUS	Store Depository	$1,364.26	$4,867.49	11/30/07	Y
0050.200	First National Bank	2014330	MGUS	Store Depository	$2,103.75	$4,681.15	11/30/07	Y
0050.205	1st National Bank	405299	MGUS	Store Depository	$1,758.83	$5,413.23	11/30/07	Y
0050.206	First National Bank	200001055	MGUS	Store Depository	$1,589.61	$3,654.92	11/30/07	Y
0050.207	First National Bank of Jasper	233468	MGUS	Store Depository	$1,293.88	$3,006.78	11/30/07	Y
0050.208	First National Bank of Atoka	7652090	MGUS	Store Depository	$2,420.40	$5,036.07	11/30/07	Y
0050.211	First National Bank	34869	MGUS	Store Depository	$2,133.74	$4,059.24	11/30/07	Y
0050.212	First National Bank	116048	MGUS	Store Depository	$1,863.87	$5,935.83	11/30/07	Y
0050.213	First National Bank	400319723	MGUS	Store Depository	$2,081.38	$4,704.63	11/30/07	Y
0050.214	First National Bank	5018955	MGUS	Store Depository	$2,021.32	$4,393.74	11/30/07	Y
0050.215	First National Bank	100001562	MGUS	Store Depository	$1,288.97	$5,072.72	11/30/07	Y
0050.217	Franklin Bank	1200755	MGUS	Store Depository	$2,696.70	$9,146.25	11/30/07	Y
0050.218	First National Bank of Litchfield	126667	MGUS	Store Depository	$2,166.68	$4,509.54	11/30/07	Y
0050.220	First National Bank of Wellston	524085	MGUS	Store Depository	$1,447.89	$4,278.73	12/02/07	Y
0050.222	First Savings Bank	1768310202	MGUS	Store Depository	$912.01	$2,228.08	11/30/07	Y
0050.224	First Savings Bank	30055512	MGUS	Store Depository	$1,903.20	$5,332.55	11/30/07	Y
0050.225	First Security	1015676	MGUS	Store Depository	$1,424.64	$3,192.18	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.226	First Security Bank	31031982	MGUS	Store Depository	$1,402.01	$2,162.93	11/30/07	Y
0050.227	First Southwest Bank	450000556	MGUS	Store Depository	$1,270.41	$4,802.57	11/30/07	Y
0050.230	First State Bank	1040260	MGUS	Store Depository	$2,340.05	$4,815.86	11/30/07	Y
0050.231	First State Bank of Livingston	137141	MGUS	Store Depository	$2,730.40	$9,413.12	11/30/07	Y
0050.235	First State Bank & Trust	1122304	MGUS	Store Depository	$1,397.48	$4,460.57	12/02/07	Y
0050.236	First Trust & Savings	28025598	MGUS	Store Depository	$1,303.56	$4,321.51	11/30/07	Y
0050.239	First United Bank	3007085	MGUS	Store Depository	$2,677.00	$6,743.82	11/30/07	Y
0050.240	First United Bank	90190793	MGUS	Store Depository	$2,331.14	$5,840.19	11/30/07	Y
0050.241	First United Bank & Trust	1744580	MGUS	Store Depository	$7,605.82	$23,949.90	11/30/07	Y
0050.242	First United Security Bank	6306896	MGUS	Store Depository	$2,337.96	$7,869.80	11/30/07	Y
0050.243	Firstbank	7850058137	MGUS	Store Depository	$1,694.57	$4,130.66	11/30/07	Y
0050.244	FirstMerit Bank	5381010125	MGUS	Store Depository	$1,745.41	$6,228.67	11/30/07	Y
0050.246	Fleet B of A	9429279164	MGUS	Store Depository	$19,967.55	$589.40	11/30/07	Y
0050.249	First State Bank Central Texas	1310457	MGUS	Store Depository	$1,074.81	$2,214.00	12/02/07	Y
0050.250	First National Bank of Stigler	129639	MGUS	Store Depository	$2,330.33	$1,846.85	11/30/07	Y
0050.251	Fowler State Bank	2100924	MGUS	Store Depository	$1,332.13	$2,991.26	11/30/07	Y
0050.253	Franklin State Bank	1029428	MGUS	Store Depository	$2,113.16	$4,254.57	11/30/07	Y
0050.254	Georgia Bank & Trust	35006	MGUS	Store Depository	$1,335.07	$2,939.93	11/30/07	Y
0050.256	Glennville Bank & Trust	651208	MGUS	Store Depository	$1,636.18	$3,469.83	11/30/07	Y
0050.257	Glens Falls National Bank	10274127	MGUS	Store Depository	$2,012.45	$3,993.90	11/30/07	Y
0050.258	Grand Savings Bank	11764801	MGUS	Store Depository	$1,227.05	$3,261.09	11/30/07	Y
0050.259	Ocean City National Bank	1502001144	MGUS	Store Depository	$1,408.62	$3,289.59	11/30/07	Y
0050.261	Great Plains National Bank	445202	MGUS	Store Depository	$3,104.10	$7,123.06	11/30/07	Y
0050.262	Great Western Bank	1181008200	MGUS	Store Depository	$2,117.86	$5,346.04	11/30/07	Y
0050.263	Grundy County National Bank	73067	MGUS	Store Depository	$1,961.59	$4,362.25	11/30/07	Y
0050.266	Hancock Bank - MS	70149725	MGUS	Store Depository	$2,761.58	$6,075.87	11/30/07	Y
0050.267	Hastings City Bank	1038409	MGUS	Store Depository	$2,888.84	$9,758.65	12/02/07	Y
0050.268	Heartland Community Bank	53762151	MGUS	Store Depository	$1,832.22	$4,023.87	11/30/07	Y
0050.269	Heritage Bank	3012903	MGUS	Store Depository	$2,764.89	$(11,412.03)	11/30/07	Y
0050.270	Captial One	2080473365	MGUS	Store Depository	$16,375.55	$64,181.86	11/30/07	Y
0050.272	Honor State Bank	153885	MGUS	Store Depository	$1,432.24	$5,194.94	11/30/07	Y
0050.273	Horizon Federal Savings	317730355	MGUS	Store Depository	$1,384.57	$7,552.49	11/30/07	Y
0050.274	HSBC	403800331	MGUS	Store Depository	$7,617.66	$27,943.68	11/30/07	Y
0050.277	Huntington National Bank	1701628104	MGUS	Store Depository	$24,381.59	$106,322.07	11/30/07	Y
0050.278	Huntington National Bank	101052357	MGUS	Store Depository	$1,999.23	$4,575.19	12/02/07	Y
0050.279	Idabel National Bank	622054	MGUS	Store Depository	$1,252.88	$4,191.05	11/30/07	Y
0050.280	Independent Bank	1044379	MGUS	Store Depository	$4,603.99	$20,433.11	11/30/07	Y
0050.281	Integra Bank	10038982	MGUS	Store Depository	$11,795.85	$25,592.25	11/30/07	Y
0050.282	Iowa Sate Bank	6853119	MGUS	Store Depository	$1,448.00	$3,414.36	11/30/07	Y
0050.283	Jonesboro State Bank	11395601	MGUS	Store Depository	$1,494.94	$3,981.88	11/30/07	Y
0050.284	Kalamazoo County State Bank	2341045	MGUS	Store Depository	$1,660.48	$3,844.57	11/30/07	Y
0050.285	Kau Federal Credit Union	69920031	MGUS	Store Depository	$2,626.34	$3,680.80	11/30/07	Y
0050.286	Kearney Trust	28126	MGUS	Store Depository	$1,589.20	$3,863.07	11/30/07	Y
0050.287	Key Bank	149531000565	MGUS	Store Depository	$67,850.05	$248,597.19	11/30/07	Y
0050.288	Lake City Bank	1010713213	MGUS	Store Depository	$2,311.70	$5,425.82	11/30/07	Y
0050.289	Lake Sunapee Bank	8254021700	MGUS	Store Depository	$2,164.63	$5,094.93	11/30/07	Y
0050.290	Lamesa National Bank	4566238	MGUS	Store Depository	$1,030.42	$4,259.18	11/30/07	Y
0050.292	Lyons National Bank	10084085	MGUS	Store Depository	$1,803.43	$4,005.24	11/30/07	Y
0050.293	M & I Madison	25779215	MGUS	Store Depository	$9,317.41	$39,405.32	11/30/07	Y
0050.294	M&T Bank	8892678510	MGUS	Store Depository	$14,016.15	$51,682.79	11/30/07	Y
0050.296	American Bank	101699	MGUS	Store Depository	$2,034.47	$4,533.50	12/02/07	Y
0050.298	Medina Valley State Bank	14737	MGUS	Store Depository	$1,861.33	$5,290.29	11/30/07	Y
0050.300	Merchants & Farmers Bank	109339	MGUS	Store Depository	$1,302.67	$3,044.45	11/30/07	Y
0050.304	Mid Penn Bank	521328	MGUS	Store Depository	$20.01	$20.01	11/30/07	Y
0050.306	MidFirst Bank	1401015958	MGUS	Store Depository	$7,228.19	$21,580.75	11/30/07	Y
0050.307	Midsouth Bank	1107658	MGUS	Store Depository	$2,837.38	$8,274.10	11/30/07	Y
0050.309	MinnWest Bank Central	1020000715	MGUS	Store Depository	$1,315.18	$4,649.98	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.310	Morgantown Bank & Trust	20598100	MGUS	Store Depository	$1,919.70	$5,041.00	12/02/07	Y
0050.311	Muleshoe State Bank	482250	MGUS	Store Depository	$1,681.97	$3,141.29	11/30/07	Y
0050.312	National Bank of Arizona	650000395	MGUS	Store Depository	$4,512.58	$19,236.00	11/30/07	Y
0050.313	National Banks of Central Texas	13520531	MGUS	Store Depository	$1,685.05	$3,672.91	11/30/07	Y
0050.314	National Bank of Andrews	123055	MGUS	Store Depository	$1,543.15	$6,406.35	11/30/07	Y
0050.316	National Bank of SC	20214117301	MGUS	Store Depository	$1,338.32	$5,173.26	11/30/07	Y
0050.317	National Bank of Commerce	20012290	MGUS	Store Depository	$—	$401.71	11/30/07	Y
0050.318	National Bank of Vernon	12019488	MGUS	Store Depository	$1,786.29	$3,785.47	11/30/07	Y
0050.321	National City Bank MI	884156448	MGUS	Store Depository	$56,193.34	$207,194.92	11/30/07	Y
0050.322	National City Bank	754326613	MGUS	Store Depository	$379.00	$12,707.95	11/30/07	Y
0050.326	Main Source	765814890	MGUS	Store Depository	$2,100.81	$6,363.16	11/30/07	Y
0050.332	North Valley Bank	10624703	MGUS	Store Depository	$2,242.43	$4,659.21	11/30/07	Y
0050.333	Northern Neck State Bank	32069	MGUS	Store Depository	$14,068.40	$16,114.97	12/02/07	Y
0050.334	Northwest Savings Bank	354203002	MGUS	Store Depository	$4,046.63	$14,968.00	11/30/07	Y
0050.335	Oakland Deposit Bank	121753401	MGUS	Store Depository	$2,087.97	$4,377.63	12/02/07	Y
0050.337	Old National Bank	108827503	MGUS	Store Depository	$7,011.81	$24,452.95	11/30/07	Y
0050.338	Omega Bank	10892516	MGUS	Store Depository	$—	$49.99	11/30/07	Y
0050.339	Owen County State Bank	131261	MGUS	Store Depository	$1,921.43	$4,699.48	11/30/07	Y
0050.340	Pacesetter Bank	2006749601	MGUS	Store Depository	$1,467.34	$4,311.00	11/30/07	Y
0050.343	Pecos City State Bank	230893	MGUS	Store Depository	$2,501.20	$4,713.76	11/30/07	Y
0050.344	PennStar	7001464471	MGUS	Store Depository	$3,088.98	$8,881.30	11/30/07	Y
0050.346	Peoples Bancorp	2109001956	MGUS	Store Depository	$2,705.38	$8,771.44	11/30/07	Y
0050.347	Peoples Bank	14234	MGUS	Store Depository	$1,492.47	$4,713.86	11/30/07	Y
0050.351	Peoples Bank of the Ozarks	700413836	MGUS	Store Depository	$1,680.10	$3,854.34	11/30/07	Y
0050.353	Peoples Bank	1169994	MGUS	Store Depository	$—	$20,770.07	11/30/07	Y
0050.354	Renasant Bank	800141453	MGUS	Store Depository	$1,340.92	$4,889.02	11/30/07	Y
0050.356	Peoples National Bank	127094	MGUS	Store Depository	$1,653.42	$5,987.27	11/30/07	Y
0050.359	Citizens State Bank	292326	MGUS	Store Depository	$1,633.24	$5,285.81	11/30/07	Y
0050.361	Perryton National Bank	108197	MGUS	Store Depository	$1,977.14	$6,455.94	11/30/07	Y
0050.362	Pinnacle Bank	2100614559	MGUS	Store Depository	$1,664.20	$4,393.65	11/30/07	Y
0050.363	Pine Bluffs National Bank	481771	MGUS	Store Depository	$1,487.37	$2,777.12	11/30/07	Y
0050.364	Pinnacle Bank	59600	MGUS	Store Depository	$2,213.15	$6,456.60	11/30/07	Y
0050.366	Planters & Citizens Bank	40649	MGUS	Store Depository	$1,288.62	$2,779.23	11/30/07	Y
0050.367	Plattsmouth State Bank	3765616870	MGUS	Store Depository	$1,592.65	$3,721.86	11/30/07	Y
0050.368	PNC	3007638588	MGUS	Store Depository	$16,681.30	$65,104.29	11/30/07	Y
0050.370	Emprise Bank	3105059	MGUS	Store Depository	$1,458.71	$3,225.50	11/30/07	Y
0050.371	Priority One Bank	236109	MGUS	Store Depository	$1,221.54	$(7,357.92)	11/30/07	Y
0050.372	Prosperity Bank	3544651	MGUS	Store Depository	$2,074.56	$7,784.76	11/30/07	Y
0050.373	National City (Provident) NSF	471558	MGUS	NSF Concentration	$8,926.41	$7,914.71	12/02/07	Y
0050.375	Putnam Savings Bank	754710057	MGUS	Store Depository	$2,415.00	$7,110.88	11/30/07	Y
0050.376	Randolph National Bank	926495	MGUS	Store Depository	$1,777.04	$3,835.58	11/30/07	Y
0050.377	Rayne State Bank	1221730	MGUS	NSF Concentration	$1,789.35	$4,078.73	12/02/07	Y
0050.378	RBC Centura	1370010219	MGUS	Store Depository	$5,130.51	$15,589.81	11/30/07	Y
0050.380	RCB Bank	1000650093	MGUS	Store Depository	$4,219.67	$10,491.99	11/29/07	Y
0050.381	Regions Bank	305636477	MGUS	Store Depository	$161,672.35	$633,559.38	11/30/07	Y
0050.385	S & C Bank	110714840	MGUS	Store Depository	$1,576.90	$4,554.41	11/30/07	Y
0050.386	S&T Bank	3001060304	MGUS	Store Depository	$2,931.16	$11,232.47	11/30/07	Y
0050.388	Sanford Institution for Savings	8050007901	MGUS	Store Depository	$1,837.04	$4,022.35	11/30/07	Y
0050.390	Security Bank	122150	MGUS	Store Depository	$1,605.79	$3,066.53	12/02/07	Y
0050.391	Community Bank	127787	MGUS	Store Depository	$2,221.73	$8,037.02	11/30/07	Y
0050.392	Security State Bank	324046	MGUS	Store Depository	$1,396.91	$3,362.05	11/30/07	Y
0050.393	TransPecos Bank	369128	MGUS	Store Depository	$1,309.15	$4,155.36	11/30/07	Y
0050.396	Southeastern Bank	606103731	MGUS	Store Depository	$2,515.96	$9,427.08	11/30/07	Y
0050.400	Sovereign Bank	73600001991	MGUS	Store Depository	$330.33	$330.33	11/30/07	Y
0050.401	Sovereign Bank	7391023329	MGUS	Store Depository	$4,389.19	$13,475.57	11/30/07	Y
0050.402	Spirit Bank	1051317	MGUS	Store Depository	$1,578.38	$6,345.15	11/30/07	Y
0050.405	Stueben Trust Company	1342765	MGUS	Store Depository	$2,605.15	$10,021.27	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.407	SunMark Community Bank	111997	MGUS	Store Depository	$1,833.04	$3,522.22	11/30/07	Y
0050.408	SunTrust	11000011066825	MGUS	Store Depository	$28,643.24	$109,474.52	11/30/07	Y
0050.410	Arvest Bank	570596569	MGUS	Store Depository	$12,709.58	$50,088.41	11/30/07	Y
0050.413	Tatnell Bank	24653	MGUS	Store Depository	$1,834.28	$4,271.76	12/02/07	Y
0050.415	Texas Gulf Bank	1000711564	MGUS	Store Depository	$1,406.88	$2,631.93	11/30/07	Y
0050.416	Texas State Bank	51168340	MGUS	Store Depository	$1,738.75	$5,488.15	11/30/07	Y
0050.417	Timberwood Bank	1000000114	MGUS	Store Depository	$1,810.87	$5,288.57	11/30/07	Y
0050.418	Traders & Farmers Bank	102052326	MGUS	Store Depository	$1,447.32	$2,241.89	11/30/07	Y
0050.419	Trust Bank	17758071	MGUS	Store Depository	$3,090.36	$6,411.84	11/30/07	Y
0050.420	TrustMark National Bank	3000009282	MGUS	Store Depository	$4,688.01	$12,753.09	11/30/07	Y
0050.421	UMB National Bank of America	3071527719	MGUS	Store Depository	$—	$75,944.52	07/31/07	Y
0050.422	Centrue Bank	3000000495271	MGUS	Store Depository	$1,573.46	$5,430.88	12/02/07	Y
0050.423	Union Bank	164366	MGUS	Store Depository	$2,164.14	$4,523.09	11/30/07	Y
0050.424	Union Bank and Trust	191234801	MGUS	Store Depository	$1,084.60	$5,018.56	11/30/07	Y
0050.425	Union Bank & Trust	29793	MGUS	Store Depository	$1,512.37	$5,210.18	11/30/07	Y
0050.429	United Bank	232197401	MGUS	Store Depository	$1,808.58	$3,989.21	11/30/07	Y
0050.430	United Bank	705214	MGUS	Store Depository	$1,841.47	$3,575.24	12/02/07	Y
0050.431	United Bank and Trust	8009570	MGUS	Store Depository	$1,195.86	$2,926.05	11/30/07	Y
0050.432	United Bank of Michigan	10463453	MGUS	Store Depository	$2,561.38	$8,786.12	11/30/07	Y
0050.434	US Bank	153910003604	MGUS	Store Depository	$158,951.17	$649,255.57	11/30/07	Y
0050.435	Valley State Bank	30920	MGUS	Store Depository	$1,760.37	$4,416.83	12/02/07	Y
0050.437	Village Bank	1010382	MGUS	Store Depository	$1,844.65	$4,386.89	11/30/07	Y
0050.438	Wakulla Bank	310798401131	MGUS	Store Depository	$3,856.81	$10,230.56	11/30/07	Y
0050.439	WellsFargo	5577190183	MGUS	Store Depository	$107,599.10	$427,164.00	11/30/07	Y
0050.440	Western Security Bank	7171022757	MGUS	Store Depository	$2,557.31	$4,673.19	11/30/07	Y
0050.442	Williamsburg First National Bank	620019588	MGUS	Store Depository	$1,303.96	$2,739.96	11/30/07	Y
0050.443	Wilmington Trust	28899297	MGUS	Store Depository	$5,439.57	$17,759.48	11/30/07	Y
0050.444	Wood County National	13094	MGUS	Store Depository	$1,813.28	$3,847.34	11/30/07	Y
0050.445	Woodsville Guaranty Bank	26301892	MGUS	Store Depository	$2,336.21	$8,048.75	11/30/07	Y
0050.446	Yellowstone Bank	4062884	MGUS	Store Depository	$1,682.83	$4,915.73	11/30/07	Y
0050.447	Zions Bank	129001665	MGUS	Store Depository	$1,828.62	$3,581.78	11/30/07	Y
0050.452	Administrative Account	2000721377638	MGUS	MG Admin Acct	$—	$—	12/02/07	Y
0050.454	Concentration	2000682391326	MGUS	Concentration	$8,457,225.11	$8,473,861.33	12/02/07	Y
0050.455	West Bend Savings	1610000811	MGUS	Store Depository	$1,345.27	$2,840.97	11/30/07	Y
0050.456	Farmers Bank	137883601	MGUS	Store Depository	$1,700.25	$3,024.51	11/30/07	Y
0050.458	Community Spirit Bank	800474495	MGUS	Store Depository	$2,275.54	$5,052.74	11/30/07	Y
0050.461	Community Bank of Johnson City	34003673	MGUS	MG Admin Acct	$1,211.35	$2,525.85	11/30/07	Y
0050.462	Progress Bank	2012014	MGUS	Concentration	$1,805.55	$7,288.62	11/30/07	Y
0050.463	Great Southern Bank	2008233673	MGUS	Store Depository	$3,279.71	$12,519.94	11/30/07	Y
0050.464	First State Community Bank	1059947	MGUS	Store Depository	$2,129.45	$4,838.21	11/30/07	Y
0050.465	Garrett State Bank	1054482	MGUS	Store Depository	$1,971.05	$3,997.85	11/30/07	Y
0050.466	First National Bank-Sallisaw	502057	MGUS	Store Depository	$2,098.26	$4,443.30	11/30/07	Y
0050.467	River Bank	15947603	MGUS	Store Depository	$2,175.47	$5,044.53	11/30/07	Y
0050.469	Peoples Bank	1046179	MGUS	Store Depository	$1,996.62	$6,948.57	12/02/07	Y
0050.470	First National Bank of Lake Jackson	200103784	MGUS	Store Depository	$1,258.17	$2,487.32	12/02/07	Y
0050.471	Five Star Bank	274811626	MGUS	Store Depository	$1,674.66	$4,921.54	11/30/07	Y
0050.472	Dalton Whitfield Bank	1356187	MGUS	Store Depository	$1,582.23	$3,464.92	11/30/07	Y
0050.473	Bremer Bank	3624839	MGUS	Store Depository	$1,421.94	$3,530.37	11/30/07	Y
0050.480	Citizens State Bank of Cortez	50786501	MGUS	Store Depository	$1,919.20	$5,120.25	11/30/07	Y
0050.482	Tompkins County Trust	01101-205511	MGUS	Store Depository	$52.37	$52.37	11/30/07	Y
0050.483	Union Colony Bank	815005152	MGUS	Store Depository	$2,290.50	$6,169.66	11/30/07	Y
0050.484	Northern Savings and Loan	69710650	MGUS	Store Depository	$1,501.52	$7,873.74	11/30/07	Y
0050.485	First State Bank	3088001	MGUS	Store Depository	$1,683.23	$3,083.83	11/30/07	Y
0050.486	Merchants and Farmers Bank	618934	MGUS	Store Depository	$1,990.99	$763.99	11/30/07	Y
0050.488	Bemiss Citizens Bank	129474	MGUS	Store Depository	$1,948.27	$3,887.59	12/02/07	Y
0050.489	The State Bank NEW	209122	MGUS	Store Depository	$51.76	$51.76	11/30/07	Y
0050.490	Androscoggin Bank	59005738	MGUS	Store Depository	$1,575.94	$17,143.73	11/30/07	Y

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT B
CASE NUMBER: 07-33849

Movie Gallery, Inc.

List of Bank Accounts

November 5, 2007 to December 2, 2007

GL #	Account Name	Account #	Debtor	Description	Bank Balance	Book Balance	As of date	Reconciled (Y/N)
0050.494	United Community Bank	2020132573	MGUS	Store Depository	$3,290.80	$4,036.44	11/30/07	Y
0050.495	Peoples Bank	1581461	MGUS	Store Depository	$2,316.23	$5,430.36	11/30/07	Y
0050.496	Peoples State Bank of Commerce	47127295	MGUS	Store Depository	$1,402.64	$8,637.58	11/30/07	Y
0050.497	First Financial Bank	5310154835	MGUS	Store Depository	$2,068.94	$5,469.91	11/30/07	Y
0050.498	First Federal Savings Bank	701474540	MGUS	Store Depository	1,711.27	$9,043.88	11/30/07	Y
0050.499	Associated Bank	2183040282	MGUS	Store Depository	$2,907.98	$4,041.86	11/30/07	Y
0050.500	First Knox National Bank	1116123301	MGUS	Store Depository	$2,104.13	$3,663.12	11/30/07	Y
0050.501	Cypress Bank	80049200	MGUS	Store Depository	$1,816.02	$6,721.03	11/30/07	Y
0050.502	TCF Bank	9869324168	MGUS	Store Depository	$35,428.68	$40,562.80	11/30/07	Y
0050.503	Citizens National Bank	1121396	MGUS	Store Depository	$1,320.93	$2,710.75	11/30/07	Y
0050.504	Progressive Bank	1514264	MGUS	Store Depository	$1,861.95	$1,048.08	11/30/07	Y
0050.505	Chemical Bank	2390040869	MGUS	Store Depository	$1,978.82	$4,699.04	11/30/07	Y
0050.506	Sabine State Bank & Trust	511001280	MGUS	Store Depository	$1,563.92	$8,772.79	11/30/07	Y
0050.507	LaSalle Bank	5404501859	MGUS	Store Depository	$40.00	$40.00	11/30/07	Y
0050.508	First Hawaiian Bank	41040823	MGUS	Store Depository	$5,173.59	$16,868.48	11/30/07	Y
0050.509	IBC Bank	6002568468	MGUS	Store Depository	$1,926.27	$7,630.81	11/30/07	Y
0050.510	Millenium Bank	304279	MGUS	Store Depository	$1,959.49	$5,746.01	11/30/07	Y
0050.511	Advantage Bank	3511016124	MGUS	Store Depository	$3,635.06	$4,094.75	11/30/07	Y
0050.512	DeMotte State Bank	4014932	MGUS	Store Depository	$2,684.22	$3,387.60	11/30/07	Y
0050.513	Harris Bank	3519949	MGUS	Store Depository	$1,603.02	$3,676.75	11/30/07	Y
0050.514	Bank of Camilla	23874	MGUS	Store Depository	$1,004.20	$15,247.74	11/30/07	Y
0050.515	Monroe Bank	4288254	MGUS	Store Depository	$2,193.15	$4,710.69	11/30/07	Y
0050.516	UMB National Bank of America	987169830	MGUS	Store Depository	$3,512.30	$(22,725.32)	11/30/07	Y
0050.517	WesBanco Bank	472925600	MGUS	Store Depository	$1,149.79	$3,902.85	11/30/07	Y
0050.518	Citizens Bank	3310404074	MGUS	Store Depository	$13,081.70	$7,013.11	11/30/07	Y
0050.519	Huntington Bank	1479738834	MGUS	Store Depository	$11,469.77	$6,476.81	11/30/07	Y
0050.520	PNC Bank	5502168164	MGUS	Store Depository	$—	$(1.31)	11/30/07	Y
0051.010	Money Mkt	2000721378844	MGUS	MG Investment	$—	$—	12/02/07	Y
0053.054	MG US Credit Card Inactive	2000681467439	MGUS	Credit Card	$—	$—	12/02/07	Y
0053.368	Wachovia	2000709717964	MGUS	Store Depository	$—	$464,011.28	11/30/07	Y
0053.518	First National Bank of Blanchester	50288	MGUS	Store Depository	$2,314.25	$3,638.46	11/30/07	Y
0053.519	Five Star Bank	164211918	MGUS	Store Depository	$2,044.10	$5,797.33	11/30/07	Y
0053.520	Guaranty Federal Bank	3804926107	MGUS	Store Depository	$2,835.50	$360.83	11/30/07	Y
0053.521	Merchants and Farmers Bank	472573	MGUS	Store Depository	$1,641.12	$5,056.09	11/30/07	Y
0053.522	Bank of Geneva	8553417	MGUS	Store Depository	$1,662.23	$3,386.59	11/30/07	Y
0053.523	Amcore Bank	9800456186	MGUS	Store Depository	$2,353.43	$4,487.41	11/30/07	Y
0053.524	Eagle Bank	766824	MGUS	Store Depository	$1,889.47	$3,268.59	11/30/07	Y
0053.526	First Nat’l Bank of Wayne	20281	MGUS	Store Depository	$1,597.04	$3,089.22	11/30/07	Y
0053.528	Salin Bank & Trust	10015959	MGUS	Store Depository	$1,641.26	$446.53	11/30/07	Y
0053.529	First National Bank & Trust	10043290	MGUS	Store Depository	$1,193.47	$(75.24)	11/30/07	Y
0054.365	Credit Card	2000000983400	MGUS	Credit Card	$—	$3,217,623.81	12/02/07	Y
0055.010	MGA, Inc. Inactive A/P	2079900523593	MGUS	Accounts Payable	$—	$(486,041.19)	12/02/07	Y
0055.020	Accounts Payable	2079900525135	MGUS	Accounts Payable	$—	$(10,460,990.62)	12/02/07	Y
0056.010	*A/P - Payroll	1503606	MGUS	Payroll	$—	$(1,883.32)	11/04/07	Y
0056.020	*A/P - Payroll	61001374	MGUS	Payroll	$—	$(49,917.64)	11/04/07	Y
0056.030	*A/P - Payroll	61305141	MGUS	Payroll	$—	$(8,155.89)	11/04/07	Y
0056.060	Tax	2000688068970	MGUS	Payroll Tax	$—	$(200,509.33)	12/02/07	Y
0056.070	Payroll	2000019348942	MGUS	Payroll	$—	$(261,568.71)	12/02/07	Y
0057.000	Video Library Rack Wachovia	4850802603	MGUS	Depository	$5,000.00	$32,980.81	12/02/07	Y
0058.000	Property Tax	200032601653	MGUS	Property Tax A/P	$—	$(81,819.15)	12/02/07	Y
					$19,008,477.36	6,511,102.70

*	Note: These accounts are closed; however there are outstanding checks that have yet to be escheated

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-6
CASE NUMBER: 07-33849

PAYMENTS TO INSIDERS AND PROFESSIONALS	MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
2.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS (1)

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID (2)
1. ALVAREZ & MARSAL		1,306,281	1,306,281	1,306,281	530,552
2. GREAT AMERICAN GROUP		539,620	539,620	539,620	221,510
3. HOULIHAN LOKEY HOWARD & ZUKIN		212,136	212,136	212,136	—
4. KEEN CONSULTANTS		—	—	21,830	172,943
5. MILBANK, TWEED, HADLEY & MCCLOY LLP		92,146	92,146	92,146	—
6 VENABLE LLP		13,481	13,481	13,481	—
7 IMPERIAL CAPITAL LLC		—	—	—	175,509
8 JEFFERIES & COMPANY, INC.		—	—	—	125,000
9 KIRKLAND & ELLIS LLP		—	—	—	1,628,426
10 SKADDEN ARPS SLATE MEAGHER & FLOM LLP		—	—	—	883,214
11 SONNENSCHEIN NATH & ROSENTHAL LLP		—	—	—	502,358
12 TOTAL PAYMENTS TO PROFESSIONALS		2,163,664	2,163,664	2,185,494	4,239,512

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. ADEQUATE PROTECTION PAYMENTS - SEE EXHIBIT C	1,595,536	1,595,536	—
2. 1ST LIEN TERM LOAN	—	—	598,500,000
3. 2ND LIEN TERM LOAN	—	—	175,000,000
4. DIP FINANCING TERM LOAN	—	—	100,000,000
5. OPERATING LEASES (3)	51,876,510	34,027,847	17,848,663
6. TOTAL	53,472,046	35,623,383	891,348,663

NOTES:

(1)	OTHER THAN SALARY, FEES, AND BENEFIT PAYMENTS MADE IN THE ORDINARY COURSE OF BUSINESS, NO PAYMENTS HAVE BEEN MADE TO INSIDERS DURING THE REPORTING PERIOD.

(2)	INCURRED BUT NOT PAID BALANCE BASED 100% ON THE FEES AND EXPENSES DETAILED ON INVOICES RECEIVED BY THE COMPANY, WHICH HAVE NOT YET BEEN PAID. ALL FEE STATEMENTS ARE SUBJECT TO REVIEW AND POSSIBLE REDUCTION. ADDITIONALLY THERE ARE OTHER ORDINARY COURSE PROFESSIONALS TO WHICH FEES AND EXPENSES HAVE BEEN PAID PURSUANT TO AN ORDER OF THE COURT DATED OCTOBER 19, 2007.

(3)	OPERATING LEASES LINE ITEM IS MADE UP OF THOUSANDS OF LANDLORDS. AS SUCH ONLY TOTAL AMOUNT REPORTED IN THIS SCHEDULE.

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT C
CASE NUMBER: 07-33849

Movie Gallery, Inc.

Adequate Assurance Summary

November Deposits

Provider	Payment	Check Date
City Utilities of Springfield Missouri	7,000	11/1/2007
City of Tacoma, Washington; Department of Public Utilities	4,443	11/2/2007
Greystone Power Corporation	1,208	11/5/2007
Electric Power Board of Chattanooga	9,800	11/6/2007
Public Service Company of North Carolina	2,610	11/6/2007
South Carolina Electric & Gas Co.	31,598	11/6/2007
Alabama Power Company	90,000	11/7/2007
Entergy	116,000	11/7/2007
Florida Power & Light	95,875	11/7/2007
Gulf Power Company	33,000	11/7/2007
Pepco	42,578	11/7/2007
City of Camilla, GA	389	11/15/2007
City of Jackson, GA	541	11/15/2007
City of Mount Vernon	243	11/15/2007
City of Uniontown, PA	15	11/15/2007
Fordyce Water & Sewer	75	11/15/2007
Hastings Utilities	200	11/15/2007
Lexington Utilities	200	11/15/2007
Mecklenburg Electric Cooperative	250	11/15/2007
Moore Service	63	11/15/2007
Nashville Electric Service	5,954	11/15/2007
National Fuel	1,081	11/15/2007
Philadelphia Gas Works	984	11/15/2007
Town of Paoli, IN	226	11/15/2007
Village of Enosburg	308	11/15/2007
Wood County Electric Cooperative	543	11/15/2007
Allegheny Power	19,011	11/16/2007
American Electric Power	98,791	11/16/2007
Baltimore Gas & Electric	11,000	11/16/2007
Cleveland Electric Illuminating Co.	12,464	11/16/2007
Colonial Gas Company	6,125	11/16/2007
ConEdison	33,918	11/16/2007
Connecticut Power & Light	36,250	11/16/2007
Dominion East Ohio	8,127	11/16/2007
Dominion Hope	271	11/16/2007
Dominion Peoples	3,412	11/16/2007
Dominion Virginia Power	38,087	11/16/2007
Duke Energy Carolinas	35,251	11/16/2007
Duke Energy IN	36,560	11/16/2007
Duke Energy KY	10,395	11/16/2007
Duke Energy OH	26,355	11/16/2007
Jersey Central Power & Light	17,939	11/16/2007
Keyspan Energy New York	2,955	11/16/2007
Keyspan Gas East	5,355	11/16/2007
Long Island Lighting Co.	48,395	11/16/2007
Massachusetts Electric Company	31,921	11/16/2007
Metropolitan Edison Company	15,607	11/16/2007
Narragansett Electric Company	24,143	11/16/2007
Nashville Gas	2,636	11/16/2007
New England Gas Company	4,414	11/16/2007

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT C
CASE NUMBER: 07-33849

Movie Gallery, Inc.

Adequate Assurance Summary

November Deposits

Provider	Payment	Check Date
New York State Electric & Gas	33,732	11/16/2007
Niagara Mohawk Power Corp	66,108	11/16/2007
Ohio Edison	15,826	11/16/2007
Orange & Rockland Utilities, Inc.	7,965	11/16/2007
Pennsylvania Electric	9,735	11/16/2007
Pennsylvania Power	1,292	11/16/2007
Piedmont Natural Gas	3,240	11/16/2007
Progress Energy Carolinas	48,594	11/16/2007
Progress Energy Florida	29,402	11/16/2007
Public Service Electric & Gas	37,183	11/16/2007
Public Service of New Hampshire	12,468	11/16/2007
Rochester Gas & Electric	5,632	11/16/2007
Salt River Project	58,199	11/16/2007
San Diego Gas & Electric	32,970	11/16/2007
Southern California Edison	156,175	11/16/2007
Toledo Edison	1,276	11/16/2007
Western Massachusetts Electric	20,875	11/16/2007
Yankee Gas	652	11/16/2007
Bristol Virginia Utilities	1,100	11/27/2007
Citizens Electric Corporation	900	11/27/2007
City of Carmi	1,500	11/27/2007
City of Great Falls, Montana	250	11/27/2007
City of Orangeburg, South Carolina	1,500	11/27/2007
Grays Harbor PUD	800	11/27/2007
Inland Power and Light Company	400	11/27/2007
Madison Gas and Electric Company	3,308	11/27/2007
Moon Lake Electric Association	500	11/27/2007
Tippah Electric Power Association	460	11/27/2007
Tri-County Electric	600	11/27/2007
Arizona Public Service	63,975	11/28/2007
City of Grand Rapids Public Utilities Commission	350	11/29/2007
Midwest Energy Cooperative	220	11/29/2007
Springfield Utility Board	1,045	11/29/2007
St. Tammany Electric Cooperative, Inc.	1,347	11/29/2007
Town of Huntingdon	50	11/29/2007
Alabama Gas Corp.	73	11/30/2007
East Central Energy	500	11/30/2007
Logan City	450	11/30/2007
Town of Edenton	320	11/30/2007

	1,595,536

CASE NAME: MOVIE GALLERY, INC., ET AL.	ACCRUAL BASIS-7
CASE NUMBER: 07-33849

MONTH: NOVEMBER 5, 2007 TO DECEMBER 2, 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X (1)
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X (2)
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X (2)
12.	ARE ANY WAGE PAYMENTS PAST DUE?	X (3)

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(1)	AMOUNT IS IMMATERIAL

(2)	PAYMENTS WERE MADE IN ACCORDANCE WITH THE FIRST DAY MOTIONS

(3)	THERE IS A POSSIBILITY THAT SOME STORE EMPLOYEES MAY HAVE WAGE PAYMENTS PAST DUE AS A RESULT OF PAPERWORK DELAYS. HOWEVER THIS AMOUNT WOULD BE LESS THAN 1% FOR A TOTAL PAYROLL RUN.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW. SEE EXHIBIT D

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
SEE EXHIBIT D

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT D
CASE NUMBER: 07-33849

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Zurich American Insurance Company	5-1-07/08	$767,825 ($566,130 financed w/ Siuprem, 8 monthly payments of $72,609 on the 27th of each month)

Media Liability	One Beacon Insurance Company	3-28- 07/08	$6,433 pd at inception

Media Liability – Excess Layer	Underwriters at Lloyds of London, by Hiscox, Inc.	3-28-07/08	$6,821 pd at inception

Fiduciary/Crime/K&R	Federal Insurance Company	3-31-07/08	$60,125 pd at inception

General Liability/Employee Benefits Liability	Liberty Mutual Insurance Company	4-1-07/08	Premium of $147,705 ($51,697 down w/ 6 monthly payments of $16,001, ending on 10/1/07)

Automobile Liability	Liberty Mutual Fire Insurance Company	4-1-07/08	Premium of $156,458 ($54,761 down w/ 6 monthly payments of $16,950, ending on 10/1/07)

1st Layer Excess	St. Paul Fire and Marine Insurance Company	4-1-07/08	$160,800 pd at inception

2nd Layer Excess	Fireman’s Fund Insurance Company	4-1-07/08	$48,800 pd at inception

3rd Layer Excess	St. Paul Fire and Marine Insurance Company	4-1-07/08	$21,050 pd at inception

4th Layer Excess	Fireman’s Fund Insurance Company	4-1-07/08	$32,300 pd at inception

OR & WI Workers Compensation	Liberty Insurance Corporation	4-1-07/08	Premium included in All Other States payments

All Other States Workers Compensation	Liberty Mutual Insurance Company	4-1-07/08	Premium of $1,099,772 ($518,649 down w/ 6 monthly payments of $96,854, ending on 10/1/07)

Monopolistic State Workers’ Compensation Policies:			Premiums Based on Prior Earnings

Washington:	Department of Labor and Industries	Ongoing	Movie Gallery $21,844 est. annual premium, paid quarterly

	Department of Labor and Industries	Ongoing	Hollywood Video (including Game Crazy) $238,904 est. annual premium, paid quarterly

	Department of Labor and Industries	Ongoing	M G Digital LLC $1,493 est. annual premium, paid quarterly

CASE NAME: MOVIE GALLERY, INC., ET AL.	EXHIBIT D
CASE NUMBER: 07-33849

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Ohio:	Ohio Bureau of Workers’ Compensation	Ongoing	Movie Gallery Services, Inc. $209,910, est. annual premium, paid semi- annually

	Ohio Bureau of Workers’ Compensation	Ongoing	Hollywood Entertainment Corp $152,811 est. annual premium, paid semi- annually

North Dakota:	North Dakota Workforce Safety and Insurance	Ongoing	Movie Gallery Services Inc. $3,292 est. annual premium, paid in February

	North Dakota Workforce Safety and Insurance	Ongoing	Hollywood Entertainment Corp $2,631 est. annual premium, paid in April

West Virginia:	Brickstreet Insurance	Ongoing	Movie Gallery $49,605 est. annual premium, paid semi- annually

	Brickstreet Insurance	Ongoing	Hollywood Entertainment Corporation $919 est. annual premium, paid semi- annually

Wyoming:	Wyoming Workers’ Safety and Compensation	Ongoing	Movie Gallery US LLC $5,500 est. annual premium, paid quarterly

D&O (traditional)	XL Specialty Insurance (broker – McGriff, Seibels & Williams)	9/9/2007	Premium of $365,750 pd at inception

D&O (Side A excess)	XL Specialty Insurance (broker – McGriff, Seibels & Williams)	9/9/2007	Premium of $523,500 pd at inception

Aircraft	United States Aviation Underwriters	4/18/2008	Premium of $38,346 pd at inception